SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) - April 16, 2002


                            DISTINCTIVE DEVICES, INC.
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             (Exact name of registrant as specified in its charter)


          New York                       0-2749                    13-1999951
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of Incorporation)                                           Identification
No.)

   One Bridge Plaza, Ste. 100, Fort Lee, NJ 07024                     28540
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     (Address of principal executive offices)                      (zip code)


    Registrant's telephone number, including area code   -     (201) 363-9922

                                      N/A
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          (Former Name or Former Address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            On April 16, 2002, the Board of Directors of Distinctive Devices, Inc. (the "Company") decided to change the Company's independent auditors from Rosen Seymour Shapps Martin & Company LLP ("Rosen Seymour"), back to Goldstein Lewin & Co. ("Goldstein Lewin"). Rosen Seymour served as the Company's independent accountants for the quarter ended September 30, 2001 and the fiscal year ended December 31, 2001, and Goldstein Lewin had served as the Company's prior independent accountants.

            In October 2001, the Company had switched from Goldstein Lewin to Rosen Seymour based upon the assumptions of obtaining a material reduction in accounting costs and benefiting from having the accountants located near the Company's relocated principal office in northern New Jersey. For information regarding the prior change, reference is made to the Company's Form 8-KA for an event of October 23, 2001. After completion of the 2001 financial statements, the Board of Directors realized that the actual fees of Rosen Seymour for their services were significantly greater than the anticipated fees set forth in the retainer letter, and the location of the accountants was not as important a benefit as thought when Rosen Seymour was retained.

            Rosen Seymour had been the independent accountants of the Company from October 23, 2001 through April 16, 2002. Their report on the Company's audited financial statements for the year ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion nor was it modified as to uncertainty, audit scope or accounting principles, except for a "going concern" uncertainty. During the period from the inception of the engagement through the April 16, 2002 termination of the engagement, the Company had no disagreements with Rosen Seymour on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Rosen Seymour's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report. Attached as Exhibit 16.1 to this report is a letter from Rosen Seymour confirming that there were no disagreements with the Company.

            Goldstein Lewin had been the independent accountants of the Company from February 5, 1998 (inception) through October 23, 2001. The reports by Goldstein to the Company's audited financial statements for the fiscal years ended December 31, 2000 did not contain an adverse opinion or a disclaimer of opinion nor were they modified as to uncertainty, audit scope or accounting principles, except for a modification relating to a "going concern" uncertainty. During the period from the inception of the engagement through the October 23, 2001 termination of the engagement, the Company had no disagreements with Goldstein Lewin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the Goldstein's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with their reports. During the period from the October 23, 2001 termination to the re-retention of Goldstein Lewin, the Company has not consulted with Goldstein Lewin on either application of accounting principles or type of opinion Goldstein Lewin might render on the Company's financial statements, other than with respect to the Goldstein Lewin report for the 2000 fiscal year that was included with the financial statements for the two years ended December 31, 2001.


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

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

            (c)   Exhibits

                  16.1 Letter from Rosen Seymour Shapps Martin & Company LLP, dated April 22, 2002.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DISTINCTIVE DEVICES, INC.
                                      -------------------------
                                         (Registrant)


Dated:  April 22, 2002                By  /s/ Sanjay S. Mody
                                          --------------------------------
                                              Sanjay S. Mody, President and CEO


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